EXHIBIT 10.2

                        1988 INCENTIVE COMPENSATION PLAN
                                       OF
                              DIALOGIC CORPORATION

                       (as amended through March 28, 1997)


          Section 1. Definitions.

          As used in this Incentive Compensation Plan the following terms have the meanings stated. The singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires. The word "person" includes any natural person and any corporation, firm, partnership or other form of association.

          "Award Date" means the date on which an Incentive is awarded as specified by the Board.

          "Board" means the Board of Directors of the Company.

          "Cash Award" means a cash payment by the Company to a Participant as additional compensation for that Participant's services to the Group.

          "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

          "Committee" means a committee of two or more members of the Board, to which the Board has delegated the authority to administer the Plan under Section 3.

          "Common Stock" means the Common Stock, no par value, of the Company.

          "Company" means Dialogic Corporation.

          "Director" means a member of the Board.

          "Disability"  means a  permanent  and total  disability  as defined in
Section 22 of the Code.

          "Disinterested Person" means a person who has not been granted or awarded Incentives under the Plan nor any substantially similar incentives under any other plan of the Company or any member of the Group for at least one year before serving on the Committee, except that participation in a formula plan meeting the conditions set forth in Securities and Exchange Commission Rule 16b-3(c)(2)(ii) shall not disqualify a Director from being a Disinterested Person.

          "Election" has the meaning stated in Section 13.08(a).

          "Exercise Date" means the date on which the Company receives a notice of the exercise of an Incentive, which notice meets the requirements of this Plan.

          "Fair Market Value" has the meaning stated in Section 13.12.

          "Group" means the Company, each parent corporation to the Company, and each of the Company's subsidiaries, as these terms are defined in Sections 424(e) and 424(f) of the Code.

          "In Tandem" means that two Incentives are related to each other such that, the number of shares subject to the first Incentive is reduced by the number of shares for which the second Incentive is exercised, and the number of shares subject to the second Incentive is reduced by the number of shares for which the first Incentive is exercised.

          "Incentive Stock Option" means a stock option intended to qualify as an incentive stock option under Section 422 of the Code.

          "Incentives" mean the economic incentives listed in Section 5 that may be awarded under this Plan.

          "Non-Statutory Stock Option" means any Stock Option other than an Incentive Stock Option.

          "Participant" means an employee or director of any member of the Group to whom an Incentive has been awarded.

          "Performance Stock Right" means a contingent right to receive Shares upon the achievement of certain performance objectives.

          "Plan" means this 1988 Incentive Compensation Plan of the Company.

          "Qualified Person" means a Participant's legal guardian or legal representative or a deceased Participant's heir or legatee who has a legal right to or in respect of an Incentive of that Participant.

          "Restricted Stock Award" means the award of Shares by the Company to the Participant at a price that may be below Fair Market Value, or without payment to the Company, but these Shares are subject to restrictions on sale and other transfer and are subject to forfeiture.

          "Retirement" means (i) the voluntary termination of employment by a Participant who is 59-1/2 years old or older unless, prior to such termination, such Participant advises the Company that he intends to be employed on a full-time basis by an employer that is not a member of the Group or (ii) the voluntary termination of employment by any Participant if the Board determines, prior to such termination, that such termination shall be deemed to be a "Retirement" for purposes of the Plan.

          "SAR" means a stock appreciation right relating to the Common Stock and is a right to receive Shares, cash or a combination thereof without payment to the Company.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

          "Share" means a share of Common Stock.

          "Stock Award" means the award of Shares by the Company to a Participant as additional compensation and without payment to the Company.

          "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

          "Tax Date" has the meaning stated in Section 13.08(a).

          "Unit of Phantom Stock" means a right to receive, without payment to the Company, cash, dividends or a combination thereof.

                  Section 2.  Purpose.

          The purpose of this Plan is to advance the interests of the Group by furnishing Incentives designed to attract, retain and motivate employees. Incentives may consist of opportunities to acquire Shares or cash or both, as provided by this Plan.

                  Section 3.  Administration.

          3.01. Administrative body. Subject to Section 3.02, the Plan shall be administered by the Board or the Committee. The Board may in its sole discretion, but subject to Section 3.02, delegate the authority to administer the Plan to the Committee. If the Committee has been delegated the authority to administer the Plan, all references to the Board in this Plan (except in this Section 3.01, Section 3.02, Section 13.07 and Section 13.11) shall mean and refer to the Committee.

          3.02. Public company. If any member of the Group has any stock registered under Section 12 of the Securities Exchange Act, this Section 3.02 shall apply. Unless all of the members of the Board are Disinterested Persons, the Board shall delegate the authority to administer the Plan to a Committee of two or more Directors each of whom is a Disinterested Person.

          3.03. Authority. Subject to applicable law and the terms of the Plan, the Board shall have plenary authority to (a) award Incentives under the Plan,
(b) set the terms, conditions and restrictions of the Incentives, their exercise and all related rights, (c) accelerate the date on which a previously granted Incentive may be exercised, (d) prescribe the form of agreements awarding and governing the Incentives, (e) interpret the Plan, (f) establish any rules or regulations relating to the Plan and (g) make all other determinations for the proper administration of the Plan. Terms, conditions and restrictions of Incentives may vary from Participant to Participant and from award to award. The Board's decisions on matters relating to the Plan shall be final and conclusive on the Group and the Participants and their respective successors, assigns, transferees, heirs and representatives.

                  Section 4.  Eligibility.

          4.01. Designation of employees. All employees of any member of the Group, including officers and directors who are employees, are eligible to receive Incentives under the Plan. Directors and officers who are not employees of any member of the Group may not receive Incentives under the Plan.

          4.02. Participants. The Board may consider any factor in selecting Participants and in determining the type and amount of their Incentives, including, but not limited to, (a) the current or anticipated financial condition of the Group, (b) the contributions by the Participant to the Group and (c) the other compensation provided to the Participant. The Board's award of an Incentive to a person in any year shall not require the Board to award any Incentive to that person in any other year.

                  Section 5.  Types of Incentive.

          Incentives may be granted in any one or any combination of the following forms: (a) Non-Statutory Stock Options (Section 7); (b) Incentive Stock Options (Section 7); (c) SARs (Section 8); (d) Units of Phantom Stock (Section 9); (e) Stock Awards (Section 10); (f) Restricted Stock Awards (Section
10); (g)  Performance  Stock Rights  (Section 11); and (h) Cash Awards  (Section
12).

                  Section 6.  Shares Subject to the Plan.

          6.01. Number of Shares. Subject to Section 13.07, the aggregate number of Shares which may be issued under the Plan shall not exceed 3,025,000 Shares. For purposes of this Section 6.01, each Unit of Phantom Stock shall constitute a single Share. Notwithstanding any provision of this Plan to the contrary, the aggregate consideration (including cash and property) paid to the Company upon the purchase of all Shares on which "Pre-Public Incentives" are issued shall not (unless and until the shares issuable pursuant to this Plan are registered with the Securities and Exchange Commission) exceed $5,000,000 or such lesser amount from time to time permitted under Rule 701 of the Securities and Exchange Commission or any successor rule. For purposes of this Section 6.01, the term "Pre-Public Incentives" means Incentives issued prior to the first date on which the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act.

          6.02. Expiration and cancellation. If an Incentive granted under the Plan expires, is terminated or is otherwise cancelled before exercise, that Incentive and the related shares of Common Stock, SARs or phantom stock shall not apply toward the limits provided in Section 6.01. If Shares, SARs or Units of Phantom Stock issued or awarded under this Plan are forfeited, cancelled, terminated or reacquired by the Company, those forfeited, cancelled, terminated or reacquired Shares, SARs, and Units of Phantom Stock shall not apply toward the limits provided in Section 6.01 and shall be available again for the grant of Incentives.

          6.03. Maintenance of stock. Shares issued under the Plan shall be authorized and unissued shares or shares of treasury stock. The Company shall always maintain the number of such Shares at least equal to a number of Shares for which Incentives have been granted and remain outstanding and unexercised.

                  Section 7.  Stock Options.

          Each Stock Option granted under this Plan shall be subject to the following terms and conditions:

          7.01. Price. The option price per share shall be determined by the Board; provided, however, that the option price shall not be less than 75% of the Fair Market Value on the Award Date of the Common Stock subject to the option.

          7.02. Number. The number of Shares subject to the Stock Option shall be determined by the Board.

          7.03. Duration and time for exercise. The Award Date of a Stock Option shall be the date specified by the Board, provided that that date shall not be before the date on which the Stock Option is actually awarded. The term of each Stock Option shall be determined by the Board but shall not exceed 10 years from the date of grant. Each Stock Option shall become exercisable at such time or times and in such amount or amounts during its term as shall be determined by the Board at the time of grant. If Section 3.02 then applies, no Stock Option may be exercised during the first six months of its term. The Board may accelerate the exercisability of any Stock Option. Unless otherwise specified by the Board, once a Stock Option becomes exercisable, whether in full or in part, it shall remain so exercisable until its expiration, forfeiture, termination or cancellation.

          7.03A Limitation. Any Stock Option granted subsequent to February 27, 1997 at an exercise price that is less than 100% of the Fair Market Value on the Award Date of the Common Stock subject to the Stock Option shall not vest sooner than three years from the Award Date (and shall not have its vesting accelerated to a date that is less than three years from the Award Date unless acceleration occurs pursuant to Section 14 hereof) unless such vesting arises as a result of the optionee's satisfying performance criteria approved by the Board.

          7.04. Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice to the Company (Attention: Chief Financial Officer) at its principal office or to such transfer agent as the Company may designate. The notice shall identify the Incentive being exercised and shall contain such other information and terms as the Board may require. The notice shall be accompanied by full payment of the purchase price for the Shares (a) in United States dollars in cash or by check, (b) at the discretion of the Board, by delivery of previously acquired Shares having a Fair Market Value equal on the date of exercise to the cash exercise price of the Stock Option, or (c) at the discretion of the Board, by a combination of (a) and (b) above. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the Stock Option the one or more certificates for the Shares.

          7.05. Incentive Stock Options. Notwithstanding anything in this Plan to the contrary, the following additional provisions shall apply to the grant of Incentive Stock Options:

          (a) The aggregate Fair Market Value on the Award Date of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Group) shall not exceed $100,000;

          (b) All Incentive Stock Options must be granted within 10 years from the date on which the Plan was adopted by the Board;

          (c) Unless exercised sooner, each Incentive Stock Option shall expire no later than 10 years after the Award Date for that Incentive Stock Option;

          (d) The option price for each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Shares subject to the option on the Award Date of that Incentive Stock Option;

          (e) No Incentive Stock Option shall be granted to any Participant who, at the time that option is granted, owns (within the meaning of Section 422 of the Code) stock having more than 10% of the total combined voting power of all classes of stock of the Company or any member of the Group, unless the option price is equal to at least 110% of the Fair Market Value of the Shares subject to the option on the Award Date and the option is not exercisable later than five years from the Award Date;

          (f) Incentive Stock Options may be issued alone or with other Incentives (including Non-Statutory Stock Options) but may not be issued In Tandem with Non-Statutory Stock Options; and

          (g) Each Incentive Stock Option agreement referred to in Section 13.05 shall contain or be deemed to contain all provisions required in order to qualify those Stock Options as incentive stock options under Section 422 of the Code, and the provisions of this Plan shall be interpreted and construed to effect such treatment under that Section.

          Section 8. Stock Appreciation Rights.

          An SAR may be granted (i) together with any Stock Option granted under this Plan in which case it shall be exercisable with and in addition to that Stock Option, (ii) In Tandem with any Stock Option granted under this Plan (except with respect to an Incentive Stock Option if the grant of the SAR would cause the Incentive Stock Option not to qualify as such under Section 422 of the
Code) or (iii) alone, without reference to any Stock Option. Each SAR granted under this Plan shall be subject to the following terms and conditions:

          8.01. Number. Each SAR shall relate to the number of Shares as may be determined by the Board.

          8.02. Duration. The term of each SAR shall be determined by the Board but shall not exceed 10 years from the Award Date of the SAR. If Section 3.02 then applies, no SAR may be exercised during the first six months of its term. Except as provided in the preceding sentence, the Board may accelerate the exercisability of any SAR.

          8.03. Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company (Attention: Chief Financial Officer) at its principal office or to such transfer agent as the Company shall designate. The notice shall identify the Incentive being exercised and shall contain such other information and terms as the Board may require. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the SAR certificates for the Shares, cash or a combination thereof to which that person is entitled under Section 8.04.

          8.04. Payment. When the Board awards an SAR, it shall specify whether the SAR is exercisable (a) for cash only, (b) for Shares only, (c) for any combination thereof as specified by the person exercising the SAR at the time of the exercise of the SAR or (d) for any combination thereof as specified by the Board at the time of the exercise of the SAR.

          (a) If an SAR is exercisable for Shares, the number of Shares issuable upon the exercise of the SAR shall be determined by dividing:

                    (i) the number of Shares for which the SAR is exercised multiplied by the amount of the appreciation per Share (for this purpose the "appreciation per Share" shall be the amount by which the Fair Market Value of a Share on the Exercise Date exceeds (A) in the case of an SAR granted In Tandem with a Stock Option, the option price or (B) in the case of an SAR granted alone without reference to a Stock Option, the Fair Market Value of a Share on the Award Date of the SAR); by

                    (ii) the Fair Market Value of a Share on the Exercise Date.

          (b) If an SAR is exercisable for cash, the amount of cash payable upon exercise shall be equal to the Fair Market Value on the Exercise Date of any or all of the Shares that would be issuable if the SAR were exercised for Shares.

          (c) No fractional Shares shall be issued upon the exercise of an SAR. Instead, the holder of the SAR shall receive a cash payment equal to the Fair Market Value of the fractional share. Notwithstanding the foregoing, the Board may decide to pay cash to Participants covered by Section 16 of the Securities Exchange Act only if the Company, the Board and the Participant comply with all applicable provisions of that Section 16 and the related regulations.

          Section 9. Phantom Stock.

          Each Unit of Phantom Stock granted under this Plan shall be subject to the following terms and conditions:

          9.01. Number. Each Unit of Phantom Stock shall relate to one Share.

          9.02. Duration. The term of each Unit of Phantom Stock shall be determined by the Board but shall not exceed 10 years from the Award Date for that Unit of Phantom Stock. If Section 3.02 then applies, no Unit of Phantom Stock may be exercised during the first six months of its term. Except as provided in the preceding sentence, the Board my accelerate the exercisability of any Unit of Phantom Stock.

          9.03. Exercise. A Unit of Phantom Stock may be exercised, in whole or in part, by giving written notice to the Company (Attention: Chief Financial Officer) at its principal office or to such transfer agent as the Company shall designate. The notice shall identify the Incentive being exercised and shall contain such other information and terms as the Board shall require. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the Unit of Phantom Stock the amount of cash to which that person is entitled under Section 9.04.

          9.04. Payment.

          (a) When the Board awards a Unit of Phantom Stock, it shall specify whether that unit is entitled to the dividends that would accrue to a single Share. If any Unit of Phantom Stock is so entitled, dividends shall be paid on the unit as if the unit were a Share.

          (b) The amount of cash payable upon exercise of a Unit of Phantom Stock shall be the excess of Fair Market Value of one Share on the Exercise Date over the Fair Market Value of one Share on the Award Date.

          Section 10. Stock Awards and Restricted Stock.

          Stock Awards and Restricted Stock Awards shall be subject to the following terms and conditions:

          10.01. Number of Shares. The number of Shares to be issued by the Company to a Participant under a Stock Award or a Restricted Stock Award shall be determined by the Board; provided, however, that no more than 100,000 Shares may be issued under all Stock Awards and Restricted Stock Awards granted pursuant to the Plan subsequent to February 27, 1997. 10.02. Sale price. The Board shall determine the prices, if any, at which Shares issued under a Restricted Stock Award shall be sold to a Participant, which prices may vary from time to time and among Participants and which may be below the Fair Market Value of Shares at the date of sale. The Shares of restricted stock awarded at a price must be paid for (a) in United States Dollars in cash or by check, (b) at the discretion of the Board, by delivery of Shares having a Fair Market Value equal on the purchase date to the purchase price or (c) at the discretion of the Board, by a combination of (a) and (b) above.

          10.03. Duration. Shares of restricted stock that are to be sold to the Participant must be fully paid for by the Participant within the time specified by the Board. If payment is not timely made, the Incentive shall lapse and terminate.

          10.04. Delivery. As soon as practicable after granting a Stock Award, the Company shall deliver to the Participant one or more certificates for the Shares awarded. As soon as practicable after granting a Restricted Stock Award and, if the restricted stock is to be sold to the Participant, after payment of the full purchase price, the Company shall deliver one or more certificates for the Shares as provided in Section 10.06.

          10.05. Restrictions. All Shares issued under a Restricted Stock Award shall be subject to such restrictions as the Board may determine, including, but not limited to, any or all of the following:

          (a) a prohibition against the sale, transfer, pledge, encumbrance or other disposition of the Shares. Such a prohibition shall lapse at the time or times that the Board may determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the Participant, or otherwise); and

          (b) a requirement that the Participant forfeit (or in the case of Shares sold to a Participant, resell to the Company at the same price at which the Participant purchased the Shares) all or any part of those Shares if the Participant's employment is terminated during any period in which those Shares are subject to restrictions.

          10.05A Limitation. Notwithstanding the foregoing, all Shares issuable pursuant to a Restricted Stock Award shall be subject to at least one of the following conditions:

          (a) the Participant shall be required to forfeit the Shares if the Participant ceases to be employed by a member of the Group within three years after the date of grant; or

          (b) the Participant shall be required to forfeit the Shares if the Participant fails to satisfy performance criteria approved by the Board.


          10.06. Escrow. Shares issued under a Restricted Stock Award shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, in escrow with the Company. Each certificate for those Shares shall bear a legend in substantially the following form:

     The transfer of this certificate and the shares of Common Stock represented by it is subject to the terms and conditions (including conditions of forfeiture) contained in the 1988 Incentive Compensation Plan of Dialogic Corporation (the "Company") and an agreement entered into between the registered owner and the Company. Copies of the Plan and agreement are on file in the office of the Secretary of the Company.

          10.07. End of restrictions. After the restrictions have expired, certificates evidencing the Shares shall be delivered to the Participant free of the legend. The Shares, however, shall remain subject to all other restrictions stated in this Plan or in the agreement providing for that Incentive.

          10.08. Stockholder. Subject to the terms and conditions of the Plan and any other restrictions determined by the Board and set forth in the agreement for the Restricted Stock Award, each Participant who receives Shares under a Restricted Stock Award shall have all of the rights of a stockholder during any period in which the Shares are subject to restrictions, including, but not limited to, the right to vote the Shares. Dividends on the Shares paid in cash or property shall be paid to the Participant. Dividends payable in Shares or other stock, however, shall be paid in restricted Shares subject to all provisions of this Section 10.

          Section 11. Performance Stock Rights.

          The award of Performance Stock Rights shall be subject to such terms and conditions as the Board considers appropriate. Each award of a Performance Stock Right shall include the performance objectives to be achieved by the Group or the Participant. The number of Shares to be issued by the Company to a Participant under a Performance Stock Right shall be determined by the Board; provided, however, that no more than 100,000 Shares may be issued under all Performance Stock Rights granted pursuant to the Plan subsequent to February 27, 1997. If the performance objectives are achieved, the Participant shall be issued a number of Shares equal to the number of Performance Stock Rights granted to that Participant. In the event that the performance objectives for a particular Performance Stock Right relate solely to continued employment, three years from the date of grant of such Right shall be the minimum period of continued employment required in order to satisfy such performance objectives.

          Section 12. Cash Awards.

          The amount of any Cash Award shall be determined by the Board. Cash Awards shall be subject to other terms and conditions as the Board may determine.

          Section 13. General.

          13.01. Effective date. This Plan was adopted by the Board on December 5, 1988.

          13.02. Duration. Unless the Plan is terminated earlier, the Plan shall terminate 10 years from the date on which the Plan is adopted by the Board. No Incentive or other rights under the Plan shall be granted thereafter. The Board, without further approval of the Company's stockholders, may at any time before that date terminate the Plan. After termination of the Plan, no further
Incentives may be granted under the Plan. Incentives granted before any termination shall continue to be exercisable in accordance with the terms of the Incentive.

          13.03. Non-transferability of Incentives; exercise by Participant. No Incentive (except Cash Awards) may be sold, pledged, assigned, encumbered, disposed of or otherwise transferred other than by will or the laws of descent and distribution. The Company shall not be required to recognize any attempted disposition by any Participant or Qualified Person. During a Participant's lifetime, such Participant's Incentives are only exercisable by such Participant.

          13.04. Effects of termination of employment or death. Each agreement providing for an Incentive shall include such provisions as the Board may determine for the exercise and termination of the Incentive, the rights thereunder, the forfeiture thereof and the rights of the Company to repurchase or convert into non-voting or other Shares the Shares acquired thereunder in each case if the Participant ceases to be an employee of the Company or any member of the Group for any reason; provided, however, that notwithstanding any provision to the contrary herein or in any Incentive Agreement, the provisions of Section 13.04A shall govern in the event that the employment of a holder of a Stock Option terminates as a result of death, Disability or Retirement or in the event that the employment of a holder of a Stock Option is terminated for reasons other than death, Disability or Retirement that do not constitute "cause" (any determination of cause to be made by the Committee). An employee's employment shall be deemed to have terminated when the Company gives the employee notice of termination or receives a notice of termination from the employee, irrespective of the subsequent payment of salary, wages or severance or other benefits. The Board's determination as to whether leave of absence
(whether or not by approval of the Company or by reason of military or governmental service) constitutes termination of employment for purposes of the Plan shall be binding and conclusive.

          13.04A Termination of Employment as a Result of Death, Disability or Retirement. Notwithstanding any provision to the contrary herein or in any Incentive Agreement, the following provisions shall apply with respect to Stock Options held by a Participant at the termination of such Participant's employment with members of the Group in the event that such Participant's employment terminates as a result of death, Disability or Retirement or in the event that such Participant's employment is terminated for reasons other than death, Disability or Retirement that do not constitute "cause" (any determination of "cause" to be made be the Committee):

                   (a) If such employment  terminates  as a result of death, the
                    Participant's estate shall have the right to exercise the Participant's Stock Options for a period ending on the earlier of the expiration dates of such Stock Options or one year from the date of termination of employment, provided that such Stock Options shall be exercisable by such estate only to the extent exercisable on the date of termination of employment.

               (b) If such employment terminates as a result of Disability, the Participant shall have the right to exercise his Stock Options for a period ending on the earlier of the expiration dates of such Stock Options or one year from the date that the Participant is notified that he will not longer be employed by any members of the Group (the "Notification
                    Date"), provided that such Stock Options shall be exercisable by the Participant after termination of employment only to the extent exercisable on the Notification Date.

               (c) If such employment terminates as a result of Retirement, the Participant shall have the right to exercise his Stock Options for a period ending on the earlier of the expiration dates of such Stock Options or one year from the date of termination of employment, provided that such Stock Options shall be exercisable by the Participant after Retirement only to the extent exercisable on the date of termination of employment.

               (d) If such employment terminates for reasons that do not constitute death, Disability, Retirement or "cause", the Participant shall have the right to exercise his Stock Options for a period ending on the earlier of the expiration dates of such Stock Options or ninety days from the date of termination of employment, provided that such Stock Options shall be exercisable by the Participant after termination of employment only to the extent exercisable on the date of termination of employment.

          13.05. Incentive agreements. Except in the case of Cash Awards, the terms of each Incentive shall be stated in an agreement between the Company and the Participant in a form approved by the Board. The Participant must execute and deliver the agreement to the Company as a condition to the effectiveness of the Incentive. The Board may also determine to enter into agreements with holders of options (a) to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as Non-Statutory Stock Options or (b) to eliminate SARs for all or part of such options and any other previously issued options. All such agreements may contain all terms and conditions as the Board considers advisable that are not inconsistent with the Plan, including, but not limited to, transfer restrictions, rights of first refusal, forfeiture provisions, representations and warranties of the Participant and provisions to ensure compliance with all applicable laws, regulations and rules and provided in Section 13.06.

          13.06. Compliance with law. The Company may determine, in its sole discretion, that it is necessary or desirable to list, register or qualify (or to update any listing, registration or qualification of) any Incentive or the Shares issuable or issued under any Incentive or this Plan on any securities exchange or under any federal or state securities law, or to obtain consent or approval of any governmental body as a condition of, or in connection with, the award of any Incentive, the issuance of Shares under any Incentive or this Plan, or the removal of any restrictions imposed on such Shares. If the Company makes such a determination, the Incentive shall not be awarded or the Shares shall not be issued or the restrictions shall not be removed, as applicable, in whole or in part, unless and until the listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company's obligation to sell or issue Shares under an Incentive is subject to compliance with all applicable laws and regulations. The Board, in its sole discretion, shall determine whether the sale and issue of Shares is in compliance with all applicable laws and regulations.

          13.07. Adjustment. If the outstanding Shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of securities of the Company (after the filing of the Restated Certificate of Incorporation approved by the Board on February 25, 1993) or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of securities or dividend payable in corporate securities, then an appropriate adjustment shall be made by the Board in the number, kind and/or price of Shares for which Incentives may be granted under the Plan. In addition, the Board shall make appropriate adjustment in the number, kind and/or price of Shares as to which outstanding Incentives, or portions thereof then unexercised, shall be exercisable. In the event of any such adjustment, the exercise price of any Stock Option, the performance objectives, restrictions or other terms and conditions of any Incentive and the Shares issuable under any Incentive shall be adjusted as and to the extent appropriate, in the sole and absolute discretion of the Board, to provide each Participant with substantially the same relative rights before and after such adjustment to the extent practical.

          13.08. Withholding.

          (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition to any award, payment or issuance of Shares under the Plan any taxes required to be withheld by Federal, state or local law. Whenever a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with a distribution of Shares or cash or upon exercise of a Stock Option or SAR, the Participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution that number of Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on the Fair Market Value of the Shares on the date on which the amount of tax to be withheld is determined ("Tax Date").

          (b) Each Election must be made before the Tax Date. The Board may disapprove any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make an Election shall not apply to that Incentive. An Election is irrevocable.

          (c) If a Participant is subject to the restrictions of Section 16 of Securities Exchange Act, then an Election is subject to the following additional restrictions:

                    (i) No Election shall be effective for a Tax Date that occurs within six months of the Award Date of the Incentive; and

                    (ii) The Election must be made either six months before the Tax Date or during a period beginning on the third business day after release for publication of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day after that release.

          13.09. No right to continued employment. No Participant under the Plan shall have any right to continue in the employ of the Company or any member of the Group for any period of time because of his or her participation in the Plan.

          13.10. No right as stockholder. No Participant or Qualified Person shall have the rights of a stockholder with respect to the Shares covered by an Incentive unless a stock certificate is issued to that person for the Shares. No adjustment shall be made for cash dividends or similar rights for which the record date is before the date on which such stock certificate is issued.

          13.11. Amendment of the Plan. The Board may amend the Plan from time to time in such respects as the Board deems advisable. No such amendment, however, shall (a) change or impair an Incentive without the consent of the Participant or Qualified Person holding that Incentive, or (b) without the prior approval of the Company stockholders (i) increase the limits provided in Section
6.01 (except by adjustment under Section 11.07), (ii) change or expand the types of Incentives that may be granted under the Plan, (iii) change the class of persons eligible to receive Incentives under the Plan, (iv) materially increase either the benefits accruing to Participants under the Plan or the cost of the Plan to the Company, or (v) make any other change that requires approval of the Company stockholders under applicable law or to preserve the treatment of the Incentive Stock Options as such under Section 422 of the Code.

          13.12. Definition of fair market value. Whenever "Fair Market Value" of Common Stock is to be determined for purposes of this Plan, it shall be determined as follows:

          (a) If the Common Stock is publicly traded at the time Fair Market Value is to be determined under the Plan, "Fair Market Value" shall mean closing sale price on that date on the over-the-counter market as reported by NASDAQ or, if the Common Stock is then traded on a national securities exchange, the closing sale price on that date on the principal national securities exchange on which it is so traded; or

          (b) If the Common Stock is not publicly traded at the time Fair Market Value is to be determined under the Plan, "Fair Market Value" shall be determined in good faith from time to time by the Board.

          13.13. Repurchase, replacement and substitution of options. Upon approval of the Board, the Company may repurchase a previously granted Stock Option from a Participant by mutual agreement before that Stock Option has been exercised upon such terms and conditions as the Company and the Participant shall agree, provided that the purchase price per Share shall not exceed the amount by which the Fair Market Value of the Common Stock subject to the option on the date of purchase exceeds the option price. The Board may agree to the cancellation of Stock Options in order to make a Participant eligible for the grant of a replacement Stock Option at a lower price than the option to be cancelled. In the event of a merger or consolidation, or the acquisition by the Company of property or stock of an acquired corporation or any reorganization or other transaction qualifying under Section 424 of the Code, the Board may, in accordance with the provisions of that section, substitute Stock Options under this Plan for options under the plan of the acquired corporation, provided that
(a) the excess of the aggregate Fair Market Value of the Shares subject to the option immediately after the substitution over the aggregate option price of such Shares is not more than the similar excess immediately before such substitution, and (b) the new option does not give the Participant or Qualified Person holding that Stock Option additional benefits.

          13.14. Fractional and minimum Shares. In no event shall a fraction of a Share be purchased or issued under the Plan without Board approval. The Board may specify a minimum number of Shares for which each Stock Option and/or SAR must be exercised, which number, however, shall not be more than 100.

          13.15. Application of funds. The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

          13.16. Other incentives and plans. Nothing in this Plan shall prohibit any member of the Group from establishing other employee incentives and plans.

          13.17. Governing law. The validity and construction of the Plan and of each agreement evidencing Incentives shall be governed by the laws of the State of New Jersey, excluding the conflict-of-laws principles thereof.

          14. Change in Control. In the event that a "Senior Level Optionee" (as defined herein) experiences a "Termination Event" (as defined herein) within twelve months after a "Change in Control Event" (as defined) occurs, all Options granted hereunder which are held by such Senior Level Optionee on the date that such Termination Event occurs (the "Termination Date") shall be deemed to be fully vested hereunder as of such Termination Date for purposes of determining the exerciseability of such Options on and after such Termination Date. For purposes of this Section 14, the term "Change in Control Event" shall mean any of the following events occurring after the "Two Year Date" (as defined herein):

                    (i) the acquisition by any one person, or more than one person acting as a group, of ownership of stock of the Company, other than any person or group of persons who held such total voting power on April 10, 1994 (the day before the Company commenced its initial public offering), possessing 50.1% or more of the total voting power of the capital stock of the Company;

                    (ii) the approval by the stockholders of the Company of (i) any consolidation or merger of the Company, in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company; or

                    (iii) a change of 50% (rounded to the next whole percent) in the membership of the Board of Directors within a 12-month period, unless the election, or nomination for election by stockholders, of each new director within such period was approved by the vote of 80% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of such 12-month period.

For purposes of this Section 14, a Senior Level Optionee shall be deemed to have experienced a "Termination Event" if, and only if, within twelve months after a "Change in Control Event" occurs, (i) such Senior Level Optionee's employment with the Company or any subsidiary thereof is terminated by the Company or such subsidiary without cause, (b) such Senior Level Optionee's base salary (excluding bonuses and/or commissions) is reduced by more than 10% per annum or
(c) the duties and responsibilities of such Senior Level Optionee are substantially reduced without such Senior Level Optionee's consent.

For purposes of this Section 14, the term "Two Year Date" shall mean (x) the date hereof if the event described in clauses (i), (ii) or (iii) above is not to be accounted for as a pooling of interests or (y) if the event described in clauses (i), (ii) or (iii) above is to be accounted for as a pooling of interests, February 16, 1997 (the date two years after this Section 14 was first approved by the Board of Directors of the Company).

For purposes of this Section 14, the term "Senior Level Optionee" shall mean the Company's Chairman of the Board, the Company's Chief Executive Officer and each vice president of the Company who, on the date on which a Change in Control Event occurs, reports directly to the Company's Chief Executive Officer pursuant to the Company's then existing table of organization.